John Hancock Variable Insurance Trust

Supplement dated January 7, 2019 to the current

Prospectus (the “Prospectus”), as may be supplemented

American Growth Trust (the “fund”)

The following amends and restates the portfolio manager information under the heading “Portfolio management”:

Mark L. Casey Partner – Capital International Investors, Capital Research and Management Company Managed the fund since 2017	Michael T. Kerr Partner – Capital International Investors, Capital Research and Management Company Managed the fund since 2005	Anne-Marie Peterson Partner – Capital World Investors, Capital Research and Management Company Managed the fund since 2019
Andraz Razen Partner – Capital World Investors, Capital Research and Management Company Managed the fund since 2013	Alan J. Wilson Partner – Capital World Investors, Capital Research and Management Company Managed the fund since 2014

The information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading “Capital Research and Management Company (“CRMC”)” is amended to include Anne-Marie Peterson, and remove Martin Romo, as one of the Portfolio Managers of Growth Fund, a series of American Funds Insurance Series, the master fund of which American Growth Trust is a feeder.

Portfolio Manager	Primary Title with Investment Advisor (or Affiliate) and Investment Experience During Past Five Years	Portfolio Manager’s Role in Management of the Fund(s)
Anne-Marie Peterson	Partner – Capital World Investors Investment professional for 24 years in total; 14 years with CRMC or affiliate	Serves as an equity portfolio manager for Growth Fund

American International Trust (the “fund”)

The following amends and restates the portfolio manager information under the heading “Portfolio management”:

Sung Lee Vice President; Partner – Capital Research Global Investors, Capital Research and Management Company Managed the fund since 2006	Renaud H. Samyn Vice President; Partner – Capital Research Global Investors, Capital Research and Management Company Managed the fund since 2019	L. Alfonso Barroso Partner – Capital Research Global Investors, Capital Research and Management Company Managed the fund since 2009

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Jesper Lyckeus Partner – Capital Research Global Investors, Capital Research and Management Company Managed the fund since 2007	Christopher Thomsen Partner – Capital Research Global Investors, Capital Research and Management Company Managed the fund since 2006

The information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading “Capital Research and Management Company (“CRMC”)” is amended to include Renaud H. Samyn as one of the Portfolio Managers of International Fund, a series of American Funds Insurance Series, the master fund of which American International Trust is a feeder.

Portfolio Manager	Primary Title with Investment Advisor (or Affiliate) and Investment Experience During Past Five Years	Portfolio Manager’s Role in Management of the Fund(s)
Renaud H. Samyn	Vice President; Partner – Capital Research Global Investors Investment professional for 17 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for International Fund

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

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John Hancock Variable Insurance Trust

Supplement dated January 7, 2019 to the current

Statement of Additional Information (the “SAI”), as may be supplemented

Capital Research and Management Company (“CRMC”)

The section under, “APPENDIX I - DISCLOSURE REGARDING PORTFOLIO MANAGERS OF THE MASTER FUNDS OF THE JHVIT FEEDER FUNDS” is amended and restated as follows to the extent that it relates to the portfolio managers of American Growth Trust and American International Trust (the “funds”):

Portfolio manager fund holdings and management of other accounts — Shares of the funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio manager’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. Each portfolio manager has determined that variable insurance or annuity contracts do not meet his or her current needs. Consequently, none of the portfolio managers holds any investments that hold shares of the funds.

The following table reflects information regarding accounts other than the funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Unless otherwise noted, the following tables reflect information as of December 31, 2017:

American Growth Trust

Portfolio Manager	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[1,2]		Other Accounts[1]
	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)
Mark L. Casey	2	$274.0	None	None	None	None
Michael T. Kerr	3	$399.1	None	None	None	None
Anne-Marie Peterson*	1	$180.2	None	None	None	None
Andraz Razen	1	$39.0	None	None	None	None
Alan J. Wilson	3	$403.7	None	None	None	None

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American International Trust

Portfolio Manager	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[1,2]		Other Accounts[1]
	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)
Sung Lee	3	$261.8	None	None	None	None
Renaud H. Samyn*	None	None	None	None	None	None
L. Alfonso Barroso	3	$222.8	None	None	None	None
Jesper Lyckeus	2	$163.4	None	None	None	None
Christopher Thomsen	2	$197.0	1	$1.39	None	None

*	Information is as of October 31, 2018.

[1]	Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or account has an advisory fee that is based on the performance of the RIC, PIV or account.

[2]	Personal brokerage accounts of portfolio managers and their families are not reflected.

Ownership of fund shares. Anne-Marie Peterson and Renaud H. Samyn did not beneficially own any shares of the funds as of October 31, 2018. The remaining portfolio managers listed in the above table did not beneficially own any shares of the funds as of December 31, 2017.

In addition, under “APPENDIX I - DISCLOSURE REGARDING PORTFOLIO MANAGERS OF THE MASTER FUNDS OF THE JHVIT FEEDER FUNDS,” the third paragraph is amended in its entirety to read as follows:

Compensation of investment professionals — As described in the Prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, individual managers of certain funds may allocate a portion of their segment of the fund to fixed income managers in the fund, and CRMC’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

You should read this Supplement in conjunction with the SAI and retain it for future reference.

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